UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ALZAMEND NEURO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALZAMEND NEURO, INC.

3480 Peachtree Road NE, Second Floor, Suite 103

Atlanta, GA 30326

March __, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (“Annual Meeting”) of Alzamend Neuro, Inc. (“Alzamend Neuro” or the “Company”) The Annual Meeting will be held on April 25, 2025 at 12:00 p.m. ET. The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting online and vote your shares electronically during the Annual Meeting by visiting meetnow.global/XXXXXX. You will not be able to attend the Annual Meeting in person.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders and Proxy Statement.

The agenda for this Annual Meeting includes (i) the election of eight (8) directors, (ii) the ratification of the appointment of Haskell & White LLP as Alzamend Neuro’s independent registered public accounting firm for the fiscal year ending April 30, 2025, (iii) the approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the conversion of the Company’s shares of Series C convertible preferred stock into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock, for a total purchase price of up to $5,000,000.00, less a five percent (5%) discount, issued or issuable pursuant to the securities purchase & exchange agreement dated February 28, 2025 and the Certificate of Designations of the Rights and Preferences of Series C Convertible Preferred Stock and (iv) the approval an amendment to Alzamend Neuro’s Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 24, 2026, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the Proxy Statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet in advance of the Annual Meeting or by telephone or proxy card will not affect your right to vote during the Annual Meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet in advance of the Annual Meeting if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on April 25, 2025. Your continuing interest in Alzamend Neuro is very much appreciated.

Sincerely,

/s/ Stephan Jackman

Stephan Jackman

Chief Executive Officer

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote by telephone, through the Internet or by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent's name and account.

PRELIMINARY PROXY STATEMENT

(SUBJECT TO COMPLETION)

Alzamend Neuro, Inc.

3480 Peachtree Road NE

Second Floor, Suite 103

Atlanta, GA 30326

(844) 722-6333

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

Time	12:00 p.m., Eastern time

Date	Friday, April 25, 2025

Virtual Meeting	The Annual Meeting will be a virtual meeting through which you can listen to the meeting and vote online. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Purpose	(1)	To elect the Board of Directors’ nominees, William B. Horne, Milton C. Ault, III, Stephan Jackman, Henry Nisser, Mark Gustafson, Lynne F. McGrath, Andrew H. Woo and Jeffrey Oram, as members of the Board of Directors, to serve until the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and until their successors are duly elected and qualified.

(2)	To ratify the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.

(3)	To approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC (“Nasdaq”), the conversion of the Company’s shares of Series C convertible preferred stock (the “Series C Preferred Stock”) into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase shares of Common Stock, for a total purchase price of up to $5,000,000.00, less a five percent (5%) discount, issued or issuable pursuant to the Securities Purchase & Exchange Agreement dated February 28, 2025 and the Certificate of Designations of the Rights and Preferences of Series C Convertible Preferred Stock (the “Certificate of Designations”).

(4)	To approve an amendment to our Certificate of Incorporation (the “Certificate”) to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 24, 2026, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.

(5)	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Record Date	The Board of Directors has fixed the close of business on _________, 2025 (the “Record Date”) as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record for purposes germane to the Annual Meeting for a period of ten (10) days prior to the Annual Meeting. Please contact the Secretary of the Company to make arrangements to inspect the list. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record.

By order of the Board of Directors,

/s/ Stephan Jackman

Stephan Jackman

Chief Executive Officer

Atlanta, Georgia

March __, 2025

Important Notice Regarding the Availability of Proxy Materials for the Alzamend Neuro 2024 Annual Meeting of Stockholders to Be Held on April 25, 2025. This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/ALZN for registered holders and http://www.edocumentview.com/ALZN for street holders.

TABLE OF CONTENTS
Page
GENERAL INFORMATION	1
PROPOSAL NO. 1: ELECTION OF DIRECTORS	7
General	7
Information about the Nominees	7
Involvement in Certain Legal Proceedings	9
Family Relationships	10
Board Independence	10
Board Meetings and Attendance	10
Board Committees	11
Certain Board Arrangements	14
Leadership Structure and Risk Oversight	14
Section 16(a) Beneficial Ownership Reporting Compliance	14
Code of Business Conduct and Ethics	14
Stockholder Communications with Our Board of Directors	15
Director Compensation	15
Vote Required	16
Our Recommendation	16
PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Independent Registered Public Accounting Firm Fees	17
Pre-Approval Policy	17
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended April 30, 2024	17
Report of the Audit Committee of the Board of Directors	18
Vote Required	18
Our Recommendation	18
PROPOSAL 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH LISTING RULE 5635 OF NASDAQ, THE CONVERSION OF THE COMPANY’S SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK INTO SHARES OF THE COMPANY’S COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK, FOR A TOTAL PURCHASE PRICE OF UP TO $5,000,000.00, LESS A FIVE PERCENT (5%) DISCOUNT, ISSUED OR ISSUABLE PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED FEBRUARY 28, 2025 AND THE CERTIFICATE OF DESIGNATIONS OF THE RIGHTS AND PREFERENCES OF SERIES C CONVERTIBLE PREFERRED STOCK	19
Description of the SPEA and the SPEA Securities	19
Stockholder Approval Requirement	20
Reasons for Transaction	21
Effect on Current Stockholders; Dilution	21
Vote Required	21
Our Recommendation	21
PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK	22
Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split	22
No Going Private Transaction	23
Procedure for Implementing the Reverse Stock Split	23
Effect of the Reverse Stock Split on Holders of Outstanding Common Stock	23
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)	24
Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)	24
Holders of Certificated Shares of Common Stock	24
Fractional Shares	25
Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities	25
Accounting Matters	25
Certain Federal Income Tax Consequences of the Reverse Stock Split	25
U.S. Holders	26
No Appraisal Rights	26
Vote Required	26
Our Recommendation	26
INFORMATION ABOUT THE EXECUTIVE OFFICERS	27
Executive Officers	27
Involvement in Certain Legal Proceedings	27

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EXECUTIVE COMPENSATION	28
Summary Compensation Table	28
Employment Agreements	28
CEO Pay Ratio	28
Pay Versus Performance	29
Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging	31
Outstanding Equity Awards at Fiscal Year End	32
Incentive Compensation Plans	32
Equity Compensation Information	36
Limitation on Liability and Indemnification Agreements	36
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
Certain Relationships	36
Transactions with Related Persons	36
Future Transactions	37
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	38
HOUSEHOLDING	38
PROPOSALS OF STOCKHOLDERS FOR THE 2026 ANNUAL MEETING	39
OTHER MATTERS	39

ii

Alzamend Neuro, Inc.

3480 Peachtree Road NE

Second Floor, Suite 103

Atlanta, GA 30326

(844) 722-6333

PRELIMINARY PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2025

AT 12:00 P.M. ET

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

On or about _______, 2025, we mailed you the Notice of 2025 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this Proxy Statement (the “Proxy Statement”), a proxy card and the Annual Report on Form 10-K for the year ended April 30, 2024 (collectively, the “Proxy Materials”). The Proxy Materials are also available on the Internet at www.envisionreports.com/ALZN for registered holders and http://www.edocumentview.com/ALZN for street holders.

As used in this Proxy Statement, “we,” “us,” “our,” “Alzamend Neuro” and “the Company” refer to Alzamend Neuro, Inc. The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

Why is Alzamend Neuro conducting a virtual Annual Meeting?

We are using the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to safely attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with Internet access. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to vote.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online by visiting meetnow.global/XXXXXX. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice of Annual Meeting, on your proxy card or on the instructions that accompanied your Proxy Materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 p.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

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How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 24, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare by:

By email:	Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare Trust Company, N.A.
Alzamend Neuro Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

When is the record date for the Annual Meeting?

The Board of Directors (the “Board”) has fixed the Record Date for the Annual Meeting as of the close of business on _________, 2025.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding (i) ________ shares of Common Stock issued and outstanding, and (ii) _____ shares of the Company’s Series B convertible preferred stock (the “Series B Preferred Stock” and with the Common Stock and the Series C Preferred Stock, the “Capital Stock”), which as of the Record Date were convertible into _______ shares of Common Stock, provided, however, that the holder is only permitted to cast a vote representing ________ shares of Common Stock, instead of the _________ shares of Common Stock issuable upon conversion of the Series B Preferred Stock, in accordance with the terms of the Amended and Restated Certificate of Designation of the Rights and Preferences of the Series B Preferred Stock and (iii) _________ shares of Series C Preferred Stock, which as of the Record Date were convertible into __________ shares of Common Stock, which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

However, the purchaser of the Series C Preferred Stock and Warrants (the “Investor”), will not be permitted to vote more than 19.99% of the aggregate number of shares of Common Stock outstanding as of February 28, 2025, the date of execution of the Securities Purchase & Exchange Agreement, or _________ shares of Common Stock, until such time as Proposal No. 3 has been approved by the Company’s stockholders. Further, the Investor will not be permitted to vote on Proposal No. 3.

A majority of the total votes entitled to be cast will constitute a quorum at the Meeting; of the _________ outstanding shares of Capital Stock, or _________ such shares, will constitute a quorum at the Meeting, provided that no more than _________ shares of Series C Preferred Stock held by the Investor that may be voted will be counted as part of the Capital Stock, as only a portion of the and Series C Preferred Stock held by the Investor will be eligible to vote on the matters to be presented to the stockholders.

Accordingly, for purposes of the votes eligible to be cast at the Meeting, the term “Eligible Capital Stock” as used herein shall mean _________ such shares for purposes of Proposals No. 1, 2 and 4 and _________ such shares for purposes of Proposal No. 3.

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Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with Computershare, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using the proxy card that was sent to you in the Proxy Materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If, on the Record Date, your shares were held, not in your name but rather in an account at a brokerage firm, bank, dealer or other similar organization (the “record holder”), then you are the beneficial owner of shares held in “street name” and the Proxy Materials are being made available to you by the record holder or “nominee,” along with voting instructions. As the beneficial owner, you have the right to direct the record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal, except the proposal for the ratification of auditors, which is a routine item.

As the beneficial owner of shares, you are invited to attend the Annual Meeting. If you are a beneficial owner, however, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Annual Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 4), but not on any other proposal.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: FOR the election of the eight (8) director nominees (page 7);

Proposal 2: FOR ratification of the selection of Haskell & White LLP as the Company’s independent registered public accounting firm (page 17);

Proposal 3: FOR approval, for purposes of complying with Listing Rule 5635 of Nasdaq, the conversion of the Company’s shares of Series C Preferred Stock into shares of Common Stock and Warrants to purchase shares of Common Stock, for a total purchase price of up to $5,000,000.00, less a five percent (5%) discount, issued or issuable pursuant to the Securities Purchase & Exchange Agreement dated February 28, 2025 and the Certificate of Designations (the “Series C Proposal”) (page 19); and

Proposal 4: FOR approval of the proposal to amend the Certificate to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 24, 2026, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Split Proposal”) (page 22).

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

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If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote but do not make specific choices?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each nominee for director, “FOR” ratification of the selection of Haskell & White LLP as our independent registered public accounting firm, “FOR” the Series C Proposal and “FOR” the Reverse Split Proposal. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (“NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposals 1, 3 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure that your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials that you receive from your broker, bank or other agent.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

•	by notifying our Secretary in writing at 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326 that you are revoking your proxy;

•	by submitting another properly completed proxy with a later date;

•	by transmitting a subsequent vote over the Internet or by telephone prior to by 11:00 a.m., Eastern Time on April 25, 2025; or

•	by attending and voting online during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker or nominee for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy. Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the shares of Eligible Capital Stock are present at the Annual Meeting or represented by proxy. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a valid proxy or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present.

Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of the shares of Eligible Capital Stock present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

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What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Matter
1	Election of Directors	Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The eight (8) nominees receiving the most “FOR” votes will be elected as directors.	No effect	No effect	Non-routine
2	Ratification of the selection of Haskell & White LLP as the Company’s independent registered public accounting firm	“FOR” votes from the holders of a majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter.	Against	Not applicable(1)	Routine
3	Approval of the issuance of Common Stock in connection with the Series C Proposal	“FOR” votes from the holders of a majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter.	Against	No effect	Non-routine
4	Approval of the Reverse Stock Split	“FOR” votes from the holders of a majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter.	Against	No effect	Non-routine

(1)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted.

5

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares may be registered in one or more names or multiple accounts at the transfer agent or with brokers. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (the “SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please call the Company at (844) 722-6333. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

6

PROPOSAL 1: ELECTION OF DIRECTORS

General

At the Annual Meeting, the stockholders will elect eight (8) directors to serve until the 2026 Annual Meeting or until their respective successors are elected and qualified. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the term and until the director’s successor is duly elected and qualified. There are currently no vacancies on the Board.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the eight (8) individuals listed in the table below for election as directors at the Annual Meeting. Each of the nominees listed below is currently a director of the Company. If you elect the nominees listed below, they will each hold office until the 2026 Annual Meeting and until each of their successors has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. All nominees are currently serving on our Board and have consented to being named in this Proxy Statement and to serve if elected.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If, for any reason, these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected.

Information about the Nominees

			Director
Nominees	Age (1)	Position(s) Held	Since
William B. Horne	56	Chairman of the Board	2016
Milton C. Ault, III	55	Vice Chairman of the Board	2024
Stephan Jackman	49	Chief Executive Officer and Director	2020
Henry Nisser	56	Executive Vice President, General Counsel and Director	2020
Mark Gustafson	65	Director	2021
Lynne F. McGrath	70	Director	2021
Andrew H. Woo	62	Director	2021
Jeffrey Oram	57	Director	2021

(1)	Ages as of the Record Date.

The principal occupation, business experience and education of each nominee for election as director and each continuing and retiring director are set forth below. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

William B. Horne has served as a director of our company since June 2016 and upon the effectiveness of our initial public offering in June 2021, Mr. Horne become our Chairman of the Board. Mr. Horne served as our Chief Financial Officer from June 2016 through December 2018. Mr. Horne has been a member of the board of directors of Hyperscale Data, Inc. (“Hyperscale Data”) since October 2016. In January 2018, Mr. Horne was appointed as Hyperscale Data’s Chief Financial Officer until August 2020, when he resigned as its Chief Financial Officer and was appointed as its President. On January 12, 2021, Mr. Horne resigned as Hyperscale Data’s President and became its Chief Executive Officer. Mr. Horne served as a director and Chief Executive Officer of Ault Disruptive Technologies Corporation, a special purpose acquisition company (“Ault Disruptive”), since its inception in February 2021 until October 2024. Mr. Horne has served as a director and Chief Financial Officer of Avalanche International Corp., a publicly traded Nevada company categorized as a “voluntary filer” (not required to file periodic reports) (“Avalanche”), since June 2016. Mr. Horne has served as a director and Chief Financial Officer of Ault & Company, Inc. (“Ault & Co.”) since October 2017. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. from August 2013 to May 2019. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

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Milton C. Ault, III has served as a director of our company since January 2024. Mr. Ault is the Company’s founder and served as Chairman and a director from inception in 2016 until the Company’s initial public offering in June 2021. Since January 2021, Mr. Ault has served as the Executive Chairman of Hyperscale Data. Between December 2017 and January 2021, Mr. Ault was the Chief Executive Officer of Hyperscale Data and between March 2017 and December 2017, Mr. Ault served as the Executive Chairman of Hyperscale Data. Mr. Ault served as the Chairman of the Board of Ault Disruptive since its incorporation in February 2021 until October 2024. Since January 2024, Mr. Ault has served as the Chairman and Chief Executive Officer of RiskOn International, Inc. (“ROI”). Between April 2023 and September 2024, Mr. Ault served as the Executive Chairman of the board of directors of Algorhythm Holdings, Inc., an issuer listed on Nasdaq (“RIME”). Mr. Ault has served as Chairman and Chief Executive Officer of Ault & Co. since December 2015, and as Chairman of Avalanche since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office (“MCKEA”). Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors.

Stephan Jackman joined our company as Chief Executive Officer in November 2018. Mr. Jackman was elected as a director in September 2020. He has played an integral role in the development of therapeutic treatments, products and programs from the research stage to market and commercialization. Mr. Jackman has demonstrated a dedicated dual focus of creating value for internal and external stakeholders while developing strategic alliances and cross-function teams to meet and exceed goals. Prior to joining our company, from October 2017 to November 2018, Mr. Jackman was the Chief Operating Officer of Ennaid Therapeutics, an emerging biopharmaceutical company focusing on cures for mosquito-borne infectious diseases such as Zika and Dengue viruses. From October 2015 to October 2017, Mr. Jackman was Chief Operating Officer of Exit 9 Technologies, a technology startup with a digital platform that connects retailers, publishers and customers. Additionally, from August 2014 to October 2015, he was an independent project and management consultant assisting startups, Fortune 500 companies and non-profits with major strategic initiatives. He has also held positions of increasing responsibility at Novartis Pharmaceuticals Corporation, L’Oréal USA, SBM Management Services and Family Intervention Services. Mr. Jackman holds a Master of Science in Management and a Bachelor of Engineering in Mechanical Engineering from Stevens Institute of Technology. We believe that Mr. Jackman’s 15 years of experience in life sciences and growth companies, day-to-day operational leadership of our company and in-depth knowledge of our drug candidates make him well qualified as a member of the Board.

Henry C.W. Nisser has served as our Executive Vice President and General Counsel on a part-time basis since May 2019. Mr. Nisser was appointed as a director in September 2020. Since May 2019, Mr. Nisser has served as the Executive Vice President and General Counsel of Hyperscale Data and as one of its directors since September 2020; he became Hyperscale Data’s President on January 12, 2021. Since March 2023, Mr. Nisser has served as the President, General Counsel and director of ROI. Between February 2021 and October 2024, Mr. Nisser served as the President, General Counsel and a director of Ault Disruptive. Between April 2023 and August 2024, Mr. Nisser served as a director of RIME. Mr. Nisser is the Executive Vice President and General Counsel of Avalanche. From December 15, 2021 through March 16, 2022, Mr. Nisser served as Chief Executive Officer and on the board of directors of TurnOnGreen, Inc. (“TurnOnGreen”), an OTCQB quoted company. From October 2011 through April 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP, a law firm in New York. While with this law firm, his practice was concentrated on national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser received his B.A. degree from Connecticut College, where he majored in International Relations and Economics. He received his LL.B. from University of Buckingham School of Law in the United Kingdom. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Mark Gustafson joined our Board of Directors and became the Chairman of the Audit Committee in June 2021. Mr. Gustafson is a Chartered Professional Accountant with over 35 years of corporate, private and public company experience. Since January 2023, Mr. Gustafson has been a director and non-executive Chairman of BrainLuxury, Inc., a private U.S. company that is developing and selling nutrients for the brain. Since April 2021, Mr. Gustafson has been the Chief Financial Officer, and since January 2022, a director, for PharmaKure Limited, a private London-based biopharmaceutical company dedicated to the treatment of neurodegenerative diseases. Between December 2021 and December 2023, Mr. Gustafson served as an independent director and Chairman of the Audit Committee of Ault Disruptive. Since June 2020, Mr. Gustafson has served as the founder and director of Alpha Helium Inc., a private Canadian-based company helium exploration company. From 2014 to 2020, he was the Chief Executive Officer of Challenger Acquisitions Limited, a London Stock Exchange listed entertainment company. From 2010 to 2012, Mr. Gustafson was the President and Chief Executive Officer of Euromax Resources Limited, a Toronto Stock Exchange listed mineral exploration company. From 2005 to 2009, he served as Chairman and Chief Executive Officer of Triangle Energy Corporation, a New York Stock Exchange listed oil and gas exploration company, from 2004 to 2006, he served as President and Chief Executive Officer of Torrent Energy Corporation, a private oil and gas company, and from 2001 to 2002, he served as a financial consultant for Samson Oil & Gas and Peavine Resources, two private oil and gas companies. From 1997 to 1999, Mr. Gustafson served as President and Chief Executive Officer of Total Energy Services Ltd., a Toronto Stock Exchange listed oilfield services company, from 1993 to 1995, he served as the Chief Financial Officer of Q/media Software Corporation, a Toronto Stock Exchange listed software company, and from 1987 to 1993, he served initially as the Chief Financial Officer and then as a Vice President in charge of two operating divisions at EnServ Corporation, a Toronto Stock Exchange listed oilfield services company. From 1981 to 1987, he served as an audit manager at Price Waterhouse in Calgary Alberta. Mr. Gustafson received his Bachelor of Business Administration from Wilfrid Laurier University. Mr. Gustafson has been a Chartered Accountant since 1983. We believe that Mr. Gustafson’s more than 35 years of corporate, private and public company operational and financial experience gives him the qualifications and skills to serve as one of our directors and as Chairman of the Audit Committee.

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Lynne Fahey McGrath, M.P.H., Ph.D. joined our Board of Directors in June 2021. Dr. McGrath has served as a consultant to various companies in the biopharmaceutical industry, including: to the executive team of Nobias Therapeutics, Inc., a biotechnology product development company, between May 2020 and December 2021; a regulatory consultant with FoxKiser, LLC, a biotechnology consulting firm, from August 2018 to March 2020; and a regulatory consultant with Catalyst Healthcare Consulting, a biotechnology consulting firm, from 2020 to 2021. Dr. McGrath was a senior lead and Vice President of Regulatory Affairs at Regenxbio, Inc., where she headed global strategy for its portfolio of gene therapy products, from April 2015 to July 2018. Previously, she held senior positions at Novartis Corporation including Vice President, Global Head of Regulatory Affairs at Novartis Consumer Health and U.S. Head of Regulatory Affairs at Novartis Oncology from 2003 to April 2015. Dr. McGrath received a B.S. degree from the University of Connecticut, M.S. in Environmental Science from Rutgers University and M.P.H. and Ph.D. in Public Health from the University of Medicine and Dentistry of New Jersey Robert Wood Johnson Medical School. We believe that Dr. McGrath’s expertise in regulatory affairs and pharmaceutical product development across a range of therapeutic categories and her more than 30 years of experience directing worldwide approvals of more than 50 new drugs and indications makes her well qualified to serve as one of our directors.

Andrew H. Woo, M.D., Ph.D. joined our Board of Directors in June 2021. Dr. Woo is in private practice at Santa Monica Neurological Consultants and serves as an Assistant Clinical Professor of Neurology at the David Geffen School of Medicine at UCLA and Cedars-Sinai Medical Center. He also serves on the board for the Multiple Sclerosis Association of America and its Navigating MS International Steering Committee. He has been presented with UCLA clinical faculty teaching awards in 2006, 2012 and 2019 and is listed in America’s Top Physicians by the Consumer Research Council of America and Castle Connolly America’s Top Doctors 2006, 2007, 2010-2021, Southern California Super Doctors since 2008, and Los Angeles Magazine Top Doctors. He is an invited speaker at the Muntada International Symposium in Abu Dhabi. Dr. Woo received his B.A. from Cornell University and completed his M.D. and Ph.D. in Neuroimmunology in the Department of Molecular and Cell Biology at Brown University. He completed his medicine internship at Weil-Cornell Presbyterian Hospital/Cornell Medical Center in New York, his neurology residency at UCLA, and his fellowship in neurophysiology at Harbor-UCLA. We believe that Dr. Woo’s extensive medical experience gives him the qualifications and skills and relevant insight to serve as one of our directors.

Jeffrey Oram joined our Board of Directors in June 2021. Mr. Oram is a business professional with more than 25 years of corporate, private and institutional investment experience. Mr. Oram has spent the last 13 years in the institutional real estate capital markets. Since 2016, he has been a Principal at Godby Realtors, a private real estate investment and brokerage firm. From 2010 to 2018, Mr. Oram served as an Executive Member of the New Jersey State Investment Council, which oversees the investment of the State of New Jersey’s pension fund. From 2011 to 2016, he served as Executive Managing Director at Colliers International, from 2009 to 2011 he served as Director at Marcus and Millichap, and from 2003 to 2009, served as First Vice President at CB Richard Ellis. Mr. Oram received a Bachelor of Science degree in Biology from Princeton University. We believe that Mr. Oram’s 25 years of corporate, private and institutional investment experience gives him the qualifications and skills to serve as one of our directors.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; *

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Please see the press release issued by Hyperscale Data on August 15, 2023.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence

Rule 5605 of the Nasdaq Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (ii) be an affiliated person of the company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the Company to such member; and (b) whether such member is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that all our directors, except Milton C. Ault, III, who serves as our Vice Chairman of the Board, Stephan Jackman, who serves as our Chief Executive Officer, and Henry Nisser, who serves as our Executive Vice President and General Counsel, are independent directors within the meaning of the applicable Nasdaq Listing Rules and SEC rules. In making this determination, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that none of these directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards established by the SEC and the Nasdaq Listing Rules. The Board also determined that each member of our Audit, Compensation and Nominating and Corporate Governance Committees satisfies the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable.

At least annually, our Board will evaluate all relationships between us and each director considering relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of Nasdaq and the SEC independence standards.

Board Meetings and Attendance

Our Board held thirteen (13) meetings during the fiscal year ended April 30, 2024, the Audit Committee held seven (7) meetings, the Compensation Committee held three (3) meetings and the Nominating and Corporate Governance Committee did not hold a meeting, and the Board and various committees also took other actions by unanimous written consent. Each of the incumbent directors attended at least 75% of the meetings of the Board or committees of the Board on which he or she served during the fiscal year ended April 30, 2024 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). We encourage, but do not require, our Board members to attend the Annual Meeting.

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Board Committees

Our Board has established three (3) standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which is composed solely of independent directors and is described more fully below. Each committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters for each committee are all available on our website, www.alzamend.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. Our Board may establish other committees from time to time.

The following table provides membership information for each committee:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Mark Gustafson	** +		*
Lynne F. McGrath		*	**
Andrew H. Woo	*	*
Jeffrey Oram	*	**	*

* Member of Committee

** Chairman of Committee

+ “Audit committee financial expert” as defined in SEC regulations.

Below is a description of each committee of the Board.

Audit Committee

Messrs. Gustafson, Woo and Oram currently serve as members of the Audit Committee, with Mr. Gustafson serving as chair of the committee. Our Board has determined that each current member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Our Board determined that Mr. Gustafson is an “audit committee financial expert,” both within the meaning of the SEC regulations and applicable listing standards of Nasdaq. The report of the Audit Committee is included in this Proxy Statement under “Report of the Audit Committee.” The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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•	preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement; and

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions.

Compensation Committee

Ms. McGrath and Messrs. Gustafson and Oram currently serve as members of the Compensation Committee, with Ms. McGrath serving as chair of the committee. Our Board has determined that each current member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Compensation Committee include, among other things:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•	evaluating the performance of our Chief Executive Officer considering such corporate goals and objectives and determining the compensation of our Chief Executive Officer;

•	reviewing and approving the compensation of our other executive officers and certain other members of senior management;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of Nasdaq;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

•	reviewing and discussing with the Board corporate succession plans for the Chief Executive Officer and other key officers.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our amended and restated Certificate, our amended and restated bylaws (“Bylaws”), our Corporate Governance Guidelines, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (as applicable), the Nasdaq Listing Rules and other applicable law. In addition, pursuant to its charter, the Compensation Committee has the sole authority, in its sole discretion, to retain compensation consultants to assist the Compensation Committee with its functions, including any studies or investigations. The Compensation Committee did not engage a compensation consultant during the year ended April 30, 2024.

Nominating and Corporate Governance Committee

Ms. McGrath and Messrs. Oram and Woo currently serve as members of the Nominating and Corporate Governance Committee, with Mr. Oram serving as chair of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Nominating and Corporate Governance Committee include, among other things:

•	developing and recommending to the Board criteria for membership of the Board and committees;

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•	establishing procedures for identifying and evaluating Board candidates, including candidates recommended by stockholders;

•	identifying individuals qualified to become members of the Board;

•	recommending to the Board the persons to be nominated for election as directors and to each of the committees of the Board;

•	developing and recommending to the Board a set of corporate governance guidelines; and

•	overseeing the evaluation of the Board and management.

Identifying and Evaluating Director Nominees

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their tenure, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of our Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the way it evaluates candidates based on whether the candidate was recommended by a stockholder.

In accordance with our Bylaws and the charter of our Nominating and Corporate Governance Committee, nominations and recommendations of individuals for election to our Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Secretary at our principal executive offices. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive the stockholder’s notice (i) no earlier than the close of business on the 120th day prior to the proposed date of the annual meeting and (ii) no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the annual meeting. The stockholder’s written notice must contain specific information required in Section 2.15 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Minimum Qualifications

Our Nominating and Corporate Governance Committee considers, among other things, the following qualifications, skills and attributes when recommending candidates for the Board’s selection as director nominees for the Board and as candidates for appointment to the Board’s committees: a director nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other director nominees to the Board, in collectively serving the long-term interests of the stockholders.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence (if applicable) and the needs of the Board. We have no formal policy regarding board diversity, but believe that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee also takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our committee’s priority in selecting board members is the identification of persons who will further the interests of our company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

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Certain Board Arrangements

In May 2021, the Board and Mr. Ault, our Founder and Chairman Emeritus, agreed to certain arrangements with regard to our Board composition and other matters. Contemporaneously with the consummation of the initial public offering, and in consideration for (i) the conversion of 750 shares of our then series A convertible preferred stock beneficially owned by Mr. Ault through Ault Life Sciences, Inc. (“ALSI”) into 1,000,000 shares of Common Stock, (ii) the extension of the maturity date of the promissory note in the original principal amount of $15,000,000 (the “ALSF Note”) issued to us by Ault Life Sciences Fund, LLC (“ALSF”) to December 31, 2023, and (iii) the resignation of Mr. Ault as a director and executive officer of our company, the Board agreed that William B. Horne be named our Chairman of the Board and remain in that position for so long as Mr. Ault beneficially owns no less than 5% of the outstanding shares of Common Stock (for which Mr. Horne will be paid $50,000 per year for his services), and Mr. Nisser remains a member of our Board of Directors for so long as Mr. Ault beneficially owns no less than 5% of the outstanding shares of Common Stock (for no additional remuneration). Additionally, Mr. Ault will hold the position of Founder and Chairman Emeritus and, as such, have the right to nominate an observer to our Board for a period of five years after the closing date of the initial public offering. Immediately following the closing of the initial public offering in June 2021, we entered into a five-year consulting agreement with Mr. Ault under which he will provide strategic advisory and consulting services to us in consideration for annual fees of $50,000. Upon Mr. Ault’s reappointment to the Board in January 2024, the consulting agreement was terminated.

Leadership Structure and Risk Oversight

Our Board is currently chaired by Mr. Horne. Mr. Horne has been a director since June 2016 and served as our Chief Financial Officer from June 2016 until December 2018. Given Mr. Horne’s extensive history with and knowledge of our company, we believe his role as our Chairman facilitates a regular flow of information between the Board and management and ensures that they both act with a common purpose.

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended April 30, 2024, except for a Form 5 filed to report one Form 4 transaction by a director.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics, revised effective May 25, 2021, that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions (the “Code of Conduct and Ethics”). In addition, on May 25, 2021, we adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers (the “Code of Ethics”). We have posted on our website a current copy of both codes and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code of Conduct and Ethics.

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Stockholder Communications with Our Board of Directors

Stockholders wishing to communicate directly with our Board may send correspondence to our Secretary, c/o Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326. Our Secretary will forward all comments directly to the Board. These communications will be reviewed by the Secretary of the Company designated by the Board who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

Director Compensation

The Company pays each independent director an annual base amount of $25,000. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended April 30, 2024:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Options awards ($)	All other compensation ($)	Total ($)
William B. Horne	50,000	—	—	—	50,000
Milton C. Ault, III	8,333	—	—	—	8,333
Mark Gustafson	25,000	—	—	—	25,000
Lynne Fahey McGrath	25,000	—	—	—	25,000
Andy H. Woo	25,000	—	—	—	25,000
Jeffrey Oram	25,000	—	—	—	25,000

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Vote Required

Directors are elected by a plurality of the votes of the shares present during the Annual Meeting or represented by proxy and entitled to vote on the election of directors. Accordingly, the eight (8) nominees receiving the most “FOR” votes will be elected as directors. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight (8) nominees named above. If any nominee becomes unavailable for election because of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board. Your proxy cannot be voted for a greater number of persons than the number of director nominees named in this Proxy Statement.

Our Recommendation

The Board unanimously recommends that the stockholders vote “FOR” each of the director nominees.

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PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Haskell & White LLP, independent registered public accounting firm, has been selected by the Audit Committee as our auditors for the fiscal year ending April 30, 2024. Haskell & White LLP has acted as the independent registered public accounting firm for Alzamend Neuro since 2024. No representative of Haskell & White LLP is expected to attend the Annual Meeting.

The Company’s organizational documents do not require that the stockholders ratify the selection of Haskell & White LLP as the Company’s independent registered public accounting firm. Alzamend Neuro requests such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Haskell & White LLP, but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Alzamend Neuro and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table shows the aggregate fees billed to us for professional services by Baker Tilly US, LLP (our former independent registered public accounting firm until May 6, 2024) for the years ended April 30, 2024 and 2023:

	2024	2023
Audit Services	$263,160	$140,779
Audit Related Services	48,600	—
Tax Services	—	6,811
All Other Services	—	—
Total	$311,760	$147,590

Audit Fee. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended April 30, 2024 and 2023, for the reviews of the interim financial statements during the years ended April 30, 2024 and 2023, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended April 30, 2024

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

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The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024 for filing with the SEC.

Report of the Audit Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2024 with management of the Company. The audit committee has discussed with our independent registered public accounting firm, Haskell & White LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from Haskell & White LLP required by applicable requirements of the PCAOB regarding Haskell & White LLP’s communications with the audit committee concerning independence, and has discussed with Haskell & White LLP the firm’s independence. Based on the foregoing, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024 for filing with the SEC.

Alzamend Neuro, Inc.

Audit Committee

Mark Gustafson, Chair

Andrew H. Woo

Jeffrey Oram

Vote Required

The affirmative vote of the holders of majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Haskell & White LLP.

Our Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the ratification of Haskell & White LLP, as the Company’s independent registered public accounting firm for the year ending April 30, 2025.

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PROPOSAL 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH LISTING RULE 5635 OF NASDAQ, THE CONVERSION OF THE COMPANY’S SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK INTO SHARES OF THE COMPANY’S COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK, FOR A TOTAL PURCHASE PRICE OF UP TO $5,000,000.00, LESS A FIVE PERCENT (5%) DISCOUNT, ISSUED OR ISSUABLE PURSUANT TO THE SECURITIES PURCHASE & EXCHANGE AGREEMENT DATED FEBRUARY 28, 2025 AND THE CERTIFICATE OF DESIGNATIONS OF THE RIGHTS AND PREFERENCES OF SERIES C CONVERTIBLE PREFERRED STOCK

We are asking our stockholders to approve the issuance of shares of Common Stock by the Company to the Investor of upon the (i) conversion of up to Five Hundred Ninety-Seven and seven thousand five hundred eleven ten-thousandths (597.7511) shares of Series C Preferred Stock, in addition to any PIK Shares (as defined below), and (ii) exercise of Warrants (and with the Series C Preferred Stock, the “SPEA Securities”) to purchase up to One Million (1,000,000) shares of Common Stock, which SPEA Securities will be issued in several tranche closings (each, a “Tranche Closing,” and collectively, the “Tranche Closings”) for a total purchase price of up to $5 million dollars, less a five percent (5%) discount (the “Preferred Transaction”), which purchase price shall consist of (i) cash, and (ii) the surrender for cancellation of 97.7511 shares of Series A convertible preferred stock (the “Series A Preferred Stock”), all pursuant to that certain Securities Purchase & Exchange Agreement (the “SPEA”) by and between the Company and the Investor dated February 28, 2025 (the “Execution Date”).

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPEA. If this Proposal No. 3 is not approved by our stockholders, the Company will need to raise cash financing from a different source, which would likely increase the difficulty that the Company would experience in obtaining adequate financing on terms as reasonable as those agreed to by the Investor.

Description of the SPEA and the SPEA Securities

Description of the SPEA

Holders of the Series C Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law (“DGCL”).

The SPEA provides that the Preferred Transaction shall be conducted through eight separate Tranche Closings, provided, however, that the Investor has the ability, exercisable in its sole discretion, to purchase any number of shares of Series C Preferred Stock prior to the dates of the Tranche Closings provided for in the SPEA. Pursuant to the Agreement, the initial Tranche Closing, which closed on February 28, 2025 consisted of the issuance of 97.7511 shares of Series C Preferred Stock in exchange for equal number of shares of Series A Preferred Stock owned by the Investor (the “Exchange”). In addition, in connection with the Exchange, the Investor received from the Company the Warrants to purchase 1,000,000 shares of Common Stock (the “Warrant Shares”) and the Investor canceled all warrants previously issued to the Investor, which were exercisable for an aggregate of 640,000 shares of Common Stock.

Pursuant to the SPEA, the Investor shall purchase up to 500 shares of Series C Preferred Stock as follows:

•          75 shares of Series C Preferred Stock, for $725,000, on the earlier of (i) April 29, 2025 or (ii) the fifteenth calendar day after a resale registration statement (the “Registration Statement”) has been declared effective (the “Second Tranche Closing”);

•          75 shares of Series C Preferred Stock, for $725,000, on each of the five monthly anniversaries of the Second Tranche Closing; and

•          50 shares of Series C Preferred Stock, for $475,000, on the sixth monthly anniversary of the Second Tranche Closing.

In the event that the average closing price of the Common Stock during the prior three trading days preceding a Tranche Closing date shall not be equal to or greater than the Floor Price (as defined below), then the applicable closing shall be delayed until such time as the price meets the required threshold.

The SPEA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPEA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

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Description of the Series C Preferred Stock

Conversion Rights

Each share of Series C Preferred Stock has a stated value of $10,000.00 and is convertible into such number of shares of Common Stock equal to (x) the stated value of the Series C Preferred Stock being converted plus all accrued but unpaid dividends, divided by (y) the greater of (i) $0.10 per share (the “Floor Price”), and (ii) the lesser of (A) $15.00 and (B) 80% of the lowest closing price of the Common Stock during the Three (3) trading days immediately prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, but not below the Floor Price. The Floor Price shall, however, be adjusted for stock dividends, stock splits, stock combinations or other similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the DGCL and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Preferred Stock is entitled to cast, shall not be lower than $0.8375 (the “Voting Floor Price”), which represents the closing sale price of the Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Dividend Rights

The holders of Series C Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $1,500.00 per share (the “Dividend Amount”), based on the stated value per share. Notwithstanding the foregoing, for as long as any share(s) of Series C Preferred Stock shall remain outstanding, the Dividend Amount shall be paid in either shares of Series C Preferred Stock (the “PIK Shares”) or cash, in the Investor’s sole discretion, in each case equal to the Dividend Amount. Dividends shall accrue from the date of issuance and are payable quarterly in arrears.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series C Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series C Preferred Stock before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of Series C Preferred Stock. The Series C Preferred Stock rank senior over other classes of preferred stock, including the Series B Preferred Stock.

Description of the Warrants

At the initial Tranche Closing, the Company issued the Purchaser the Warrants, which grant the Purchaser the right to purchase the Warrant Shares. The exercise price of the Warrants is $0.92125 (the “Exercise Price”) and the number of Warrant Shares is determined by dividing the actual investment amount by the Exercise Price. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. The Warrants are immediately exercisable, have a five-year term and expire on the fifth anniversary of the Execution Date.

The foregoing descriptions of the SPEA, the Certificate of Designations and the Warrants and the transaction contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPEA filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on February 28, 2025 (the “Form 8-K”) and the forms of the Certificate of Designations, the Warrants and the Registration Rights Agreement, copies which are filed as Exhibits 3.1, 4.1 and 10.2, respectively, to the Form 8-K and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the SPEA provides that the number of shares to be issued to the Investor is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the SPEA until such time as the stockholders of the Company approve the issuance of additional shares, which include the shares underlying the SPEA Securities.

Rule 5635 of the Nasdaq requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal No. 3 will constitute stockholder approval for purposes of Rule 5635 of the Nasdaq.

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We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to the Investor in connection with the conversion of the Series C Preferred Stock and the exercise of the Warrants.

Our stockholders are not entitled to dissenters’ rights with respect to this proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company will need to raise significant cash financing to conduct its planned clinical trials and operations, and needs to increase its stockholders equity for purposes of Nasdaq continued listing requirements. In the event that the Company is unable to obtain funding from the Investor through its acquisition of SPEA Securities for cash through the consummation of the SPEA, the Company anticipates it would need to seek alternative methods of raising cash, which are likely to be under far less favorable terms than those offered by the Investor.

Effect on Current Stockholders; Dilution

The SPEA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the Investor pursuant to the terms of the SPEA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue the Investor all 597.7511 shares which it may acquire with stockholder approval (presuming that all shares of Series C Preferred Stock, minus those that have already been converted as of the Record Date, were converted at the Floor Price, no PIK Shares are issued and all Warrants were exercised on the Record Date), the Investor would have acquired approximately ___% of the ____________ shares that would then have been outstanding as of the Record Date.

The availability for sale of a large amount of shares by the Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the Investor to address the possible effect on the price of our Common Stock of the sale by the Investor of its shares.

Vote Required

The affirmative vote of the holders of a majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Series C Proposal.

Our Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the approval of the Series C Proposal.

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PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the reverse stock split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to April 24, 2026 by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion. We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the reverse stock split (the “Reverse Stock Split”) in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the Nasdaq Capital Market;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than one and no more than ten shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock. The amendment to our Certificate to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our listing on the Nasdaq Capital Market. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that the price of our Common Stock would, whether immediately or over the longer term, reflect the proportionate ratio of any Reverse Stock Split we may effectuate.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which would enhance the liquidity of the holders of our Common Stock.

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Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

 Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Certificate, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on April 24, 2026, our Board will have abandoned the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of two and a maximum of ten shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-2
1-for-4
1-for-6
1-for-8
1-for-10

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” stockholders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “ALZN.”

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Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by Computershare, acting as the exchange agent (the “Exchange Agent”) after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate will not affect the par value of our Common Stock per share, which will remain $0.0001. As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required

Under Delaware law, the affirmative vote of the holders of a majority of the shares of Eligible Capital Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to approve the Reverse Stock Split.

Our Recommendation

The Board unanimously recommends that stockholders vote “FOR” the amendment to the Certificate to authorize the Reverse Stock Split.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Stephan Jackman	49	Chief Executive Officer and Director
Henry Nisser	56	Executive Vice President, General Counsel and Director
David J. Katzoff	63	Chief Financial Officer
Kenneth S. Cragun	64	Senior Vice President of Finance

Biographical information about Mr. Jackman is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

David J. Katzoff joined our company on a part-time basis in November 2019, serving as our Senior Vice President of Operations from November 2019 to December 2020, as our Chief Operating Officer from December 2020 until August 2021 and has served as our Chief Financial Officer since August 2021. Mr. Katzoff has served as Senior Vice President of Finance of Hyperscale Data since January 2019. Between December 2021 and September 2023, Mr. Katzoff served as the Chief Financial Officer of TurnOnGreen. Between February 2021 and October 2024, Mr. Katzoff served as the Vice President of Finance of Ault Disruptive. From 2015 to 2018, Mr. Katzoff served as Chief Financial Officer of Lumina Media, LLC, a privately held media company and publisher of life-style publications. From 2003 to 2014, Mr. Katzoff served a Vice President of Finance of Local Corporation, a publicly held local search company (“Local Corp.”). Mr. Katzoff received a B.S. degree in Business Management from the University of California at Davis.

Kenneth S. Cragun joined our company on a part-time basis in December 2018. Between February 2021 and October 2024, Mr. Cragun served as the Chief Financial Officer of Ault Disruptive. Since August 2020, Mr. Cragun has served as the Chief Financial Officer of Hyperscale Data and between October 2018 and August 2020, served as its Chief Accounting Officer. Since September 2018, Mr. Cragun has served on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. Between July 2022 and September 2024, Mr. Cragun served on the board of directors of RIME. He served as a CFO Partner at Hardesty, LLC, a national executive services firm between October 2016 and October 2018. His assignments at Hardesty included serving as Chief Financial Officer of CorVel Corporation, a publicly traded company and a nationwide leader in technology driven, healthcare-related, risk management programs, and of RISA Tech, Inc., a private structural design and optimization software company. Mr. Cragun was also Chief Financial Officer of two Nasdaq-traded companies, Local Corp., from April 2009 to September 2016, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current officers have, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; *

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

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●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corp. (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corp. filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

** Please see the press release issued by Hyperscale Data on August 15, 2023.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the years ended April 30, 2024 and 2023, and (ii) up to our two other most highly compensated executive officers who received compensation during the years ended April 30, 2024 and 2023, who were executive officers on the last day of our fiscal year. We refer to these persons as our “named executive officers” in this Proxy Statement. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock award ($)	Option Awards⁽¹⁾ ($)	All Other Compensation(2) ($)	Total ($)
Stephan S. Jackman	2024	350,000	75,000	—	—	18,617	443,617
Chief Executive Officer	2023	300,000	120,000	—	1,789,375	14,236	2,223,611

David J. Katzoff (3)	2024	150,000	—	—	—	—	150,000
Chief Financial Officer	2023	116,667	—	—	—	—	116,667

(1)	The values reported in the “Option Awards” column represents the aggregate grant date fair value, computed in accordance with ASC 718, Share Based Payments, of grants of stock options to each of our named executive officers and directors.
(2)	The amounts included in “All Other Compensation” consist of health insurance benefits.
(3)	Mr. Katzoff was appointed our Chief Financial Officer on August 5, 2022. Prior thereto that he was our Chief Operating Officer.

Employment Agreements

None.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Jackman, our Chief Executive Officer, to that of our median employee. Our median employee earned $130,000 in total compensation for our fiscal year ended April 30, 2024. Based upon the total fiscal year 2024 compensation reported for Mr. Jackman of $443,617 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 3:1.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of April 30, 2024, excluding our Chief Executive Officer, in accordance with SEC rules. On April 30, 2024, all of our employee population was located in the U.S.

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We collected full-year fiscal year 2024 actual gross earnings data for the April 30, 2024 employee population, including cash-based compensation and equity-based compensation that was realized in fiscal year 2024, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Chief Financial Officer, Mr. Jackman (referred to in the table below as “PEO”) and the average compensation for our other Named Executive Officers (“NEOs”), Mr. Katzoff (our CFO) and Ms. Escalona (our former CFO), both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended April 30, 2022, 2023 and 2024 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Alector, Inc., Quince Therapeutics, Inc., Prothena Corporation plc, Anavex Life Sciences Corp., Voyager Therapeutics, Inc., Cassava Sciences, Inc., Denali Therapeutics, Inc. and Athira Pharma, Inc.), net loss over such years, in each case determined in accordance with SEC rules:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($)	Total Revenue ($)

2024	443,617	106,294	150,000	150,000	0.49	47.65	(9,947,746)	-

2023	2,223,611	781,114	116,667	116,667	5.70	70.66	(14,878,167)	-

2022	473,125	473,125	1,182,302	202,023	10.63	66.28	(12,362,059)	-

Compensation actually paid to our PEO represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	4/30/2024		4/30/2023		4/30/2022
Name	PEO ($)	Average of Non- PEO NEOs ($)	PEO ($)	Average of Non- PEO NEOs ($)	PEO ($)	Average of Non- PEO NEOs ($)

Summary compensation table total	443,617	150,000	2,223,611	116,667	473,125	1,182,302
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	1,789,375	-	-	1,077,302
Year end value of equity awards granted during year that remain unvested as of year-end	-	-	346,878	-	-	97,023
Year over year change in fair value of outstanding and unvested equity awards	(337,323)	-	-	-	-	-
Year over year change in fair value of equity awards granted in prior years and vested in the year	-	-	-	-	-	-
Compensation actually paid	106,294	150,000	781,114	116,667	473,125	202,023

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Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, and (iv) our net loss, in each case, for the fiscal years ended April 30, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in our securities. Our insider trading policy prohibits certain actions by such individuals relating to buying and selling our Common Stock, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

We have not adopted any hedging policies.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information on outstanding equity awards as of April 30, 2024 awarded to our named executive officers:

	OUTSTANDING EQUITY AWARDS AT APRIL 30, 2024
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Stephan Jackman	20,000	-	-	150.00	11/15/2028
	-	13,333	13,333	225.00	11/18/2029
	-	13,333	13,333	175.50	11/29/2032
David J. Katzoff	2,666	-	-	150.00	1/21/2029
	4,840	826	-	225.00	11/1/2029
	1,424	243	-	225.00	11/26/2029
	-	6,666	6,666	225.00	11/18/2029

Incentive Compensation Plans

2016 Stock Incentive Plan

In April 2016, our stockholders approved our company’s 2016 Stock Incentive Plan (the “2016 Plan”). The 2016 Plan provides for the issuance of a maximum of 83,333 shares of our common stock to be offered to our directors, officers, employees and consultants. On March 1, 2019, our stockholders approved an additional 50,000 shares to be available for issuance under the 2016 Plan. Options granted under the 2016 Plan have an exercise price equal to or greater than the fair value of the underlying common stock at the date of grant and become exercisable based on a vesting schedule determined at the date of grant. The options expire between five and 10 years from the date of grant. Restricted stock awards granted under the 2016 Plan are subject to a vesting period determined at the date of grant.

2021 Stock Incentive Plan

In February 2021, our Board adopted, and our stockholders approved, the Alzamend Neuro, Inc. 2021 Stock Incentive Plan (the “2021 Plan”). The 2021 Plan authorizes the grant to eligible individuals of (1) stock options (incentive and non-statutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2021 Plan.   The maximum number of shares of our common stock that may be issued under the 2021 Plan is 66,666 shares, which number will be increased to the extent that compensation granted under the 2021 Plan is forfeited, expires or is settled for cash (except as otherwise provided in the 2021 Plan). Substitute awards (awards made or shares issued by us in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company that we acquire or any subsidiary of ours or with which we or any subsidiary combines) will not reduce the shares authorized for grant under the 2021 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2021 Plan.

No Liberal Share Recycling.   Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by us or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (iv) reacquired by us on the open market or otherwise using cash proceeds from the exercise of options, will not be added to the maximum number of shares of stock that may be issued under the 2021 Plan.

Eligibility.   Employees of, and consultants to, our company or our affiliates and members of our Board are eligible to receive equity awards under the 2021 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive incentive stock options. Employees, directors (including non-employee directors) and consultants of or for our company and our affiliates are eligible to receive non-statutory stock options, restricted stock, purchase rights and any other form of award the 2021 Plan authorizes.

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Purpose.   The purpose of the 2021 Plan is to promote the interests of our company and our stockholders by providing executive officers, employees, non-employee directors, and key advisors of our company and our subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with us and to acquire a proprietary interest in our long-term success, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration.   Unless otherwise determined by the Board, the Compensation Committee administers the 2021 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee has the power, in its discretion, to grant awards under the 2021 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2021 Plan and to otherwise administer the 2021 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which our company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2021 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2021 Plan. In no event, however, will the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of our company.

The 2021 Plan provides that members of the Compensation Committee will be indemnified and held harmless by us from any loss or expense resulting from claims and litigation arising from actions related to the 2021 Plan.

Term.   The 2021 Plan was effective as of February 17, 2021, and awards may be granted through February 16, 2031. No awards may be granted under the 2021 Plan subsequent to that date. The Board may suspend or terminate the 2021 Plan without stockholder approval or ratification at any time or from time to time.

Amendments.   Subject to the terms of the 2021 Plan, the Compensation Committee, as administrator, has the sole discretion to interpret the provisions of the 2021 Plan and outstanding awards. Our Board generally may amend or terminate the 2021 Plan at any time and for any reason, except that no amendment, suspension or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which, among provisions, increases the number of shares of common stock subject to the 2021 Plan, decreases the price at which grants may be granted and reprices existing options.

Repricing Prohibition.   Other than in connection with certain corporate events, the Compensation Committee will not, without the approval of our stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which our shares are then listed.

Minimum Vesting Requirement.   Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to us or an affiliated company) for not less than one-year following the date of grant in order for any such full-value awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to 5% of the available shares of stock authorized for issuance under the 2021 Plan may provide for vesting of full-value awards, partially or in full, in less than one year.

Adjustments upon Changes in Capitalization.   In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2021 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2021 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2021 Plan, and the limits on the number of awards that any person may receive.

Change of Control.   Agreements evidencing awards under the 2021 Plan may provide that upon a Change of Control (as defined in the 2021 Plan), unless otherwise provided in the agreement evidencing an award), outstanding awards may be cancelled and terminated without payment if the consideration payable with respect to one share of stock in connection with the Change of Control is less than the exercise price or grant price applicable to such award, as applicable.

Notwithstanding any other provisions of the 2021 Plan to the contrary, the vesting, payment, purchase or distribution of an award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

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Generally, under the 2021 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2021 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) we are dissolved or liquidated.

Types of Awards

Stock Options.   Incentive stock options and non-statutory stock options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2021 Plan; provided, that the exercise price of an incentive stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2021 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2021 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for incentive stock options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2021 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Non-statutory Stock Options.   Incentive stock options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of incentive or non-statutory stock options that are fully vested on the date made, to any of our employees, directors or consultants. Option awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights.   An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of our common stock on the exercise date. SARs may be granted independently or in tandem with an option at the time of grant of the related option. An SAR granted in tandem with an option will be exercisable only to the extent the underlying option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of common stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of common stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an option will be equal to the exercise price of the underlying option, and which in the case of any other SAR will be such price as the Compensation Committee may determine but in no event will be less than the fair market value of a share of common stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units.   Restricted stock is common stock that we grant subject to transfer restrictions and vesting criteria. A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that we grant subject to transfer restrictions and vesting criteria. The grant of these awards under the 2021 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2021 Plan.

At the time of grant, the Compensation Committee may place restrictions on restricted stock and restricted stock units that will lapse, in whole or in part, only upon the attainment of performance goals; provided that such performance goals will relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) officer, the grant of the award and the establishment of the performance goals will be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the restricted stock, a grantee granted restricted stock will have all of the rights of a stockholder, including the right to vote restricted stock and the right to receive dividends.

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Unless otherwise provided in an award agreement, upon the vesting of a restricted stock unit, there will be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of common stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards.   The 2021 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock. Subject to the limitations contained in the 2021 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the 2021 Plan, and (ii) a right to acquire stock from us containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of other stock-based awards, the Compensation Committee may place restrictions on the payout or vesting of other stock-based awards that will lapse, in whole or in part, only upon the attainment of performance goals; provided that such Performance Goals will relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the performance goals will be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards.   Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria.   With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other stock-based awards will be based on the attainment of specified levels of, among other metrics, the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or changes in generally accepted accounting principles or practices.

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Equity Compensation Information

The following table summarizes information about our equity compensation plans as of April 30, 2024:

			Number of securities
	Number of securities	Weighted-	remaining available for
	to be issued	average	future issuance under
	upon exercise	exercise price	equity compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants and rights	options, warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	98,000	189.60	62,000
Equity compensation plans not approved by stockholders	32,333	230.60	-
Total	130,333	199.60	62,000

Limitation on Liability and Indemnification Agreements

Our Certificate and Bylaws contain provisions limiting the liability of directors and provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Certificate and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We have also obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships

Milton C. (Todd) Ault, III, our Founder and Vice Chairman, has significant influence over our Company, directly and through his controlling interests in Hyperscale Data, Ault Lending, LLC (“Ault Lending”) and ALSI. Mr. Ault is also the Chairman, Chief Executive Officer and single largest beneficial stockholder (through Ault & Co.) of Hyperscale Data. The Board and executive officers of our company and the board of directors and executive officers of Hyperscale Data contain some of the same individuals. William B. Horne, the Chairman of the Board of our company, is the Chief Executive Officer and a director of Hyperscale Data, Henry Nisser, our Executive Vice President, General Counsel and a director of our company, is the President, General Counsel and a director of Hyperscale Data, and Kenneth S. Cragun, our Senior Vice President of Finance is the Chief Financial Officer of Hyperscale Data.

Transactions with Related Persons

To the best of our knowledge, during our most recent fiscal year end on April 30, 2024, other than as set forth below, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $32,736, or 1% of the average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

On April 30, 2019, we entered into a securities purchase agreement with ALSF for the sale of 66,666 shares of common stock, plus 33,333 warrants with a five-year term and an exercise price of $450.00 per share and vesting upon issuance (the “ALSF Warrants”). The total purchase price of $15,000,000 was in the form of the ALSF Note. The ALSF Note balance as of April 30, 2020 was reduced by $16,800 reflecting payments made during the year ended April 30, 2020. The ALSF Note balance as of April 30, 2021 was reduced by $99,905 reflecting payments made during the year ended April 30, 2021. As of April 30, 2023, the ALSF Note balance was $14,883,295. The ALSF Note was due December 31, 2023. The control person of ALSF is Mr. Ault. ALSF is wholly owned by ALSI. ALSI is almost entirely wholly owned by Ault & Co., of which MCKEA, of which Mr. Ault’s spouse is the managing member, is the majority owner. As such, MCKEA is indirectly the majority owner of ALSF. The ALSF Note was secured by a stock pledge agreement dated June 11, 2019 (the “Pledge Agreement”).

On January 19, 2024, we entered into a settlement agreement with ALSF, pursuant to which ALSF returned 66,117 shares and the ALSF Warrants to us, in full settlement of the ALSF Note and the Pledge Agreement, as well as disputes and claims between the parties.

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 In May 2021, the Board and Mr. Ault, agreed to certain arrangements with regard to our Board composition and other matters. Contemporaneously with the consummation of the initial public offering, and in consideration for (i) the conversion of 750 shares of our series A convertible preferred stock beneficially owned by Mr. Ault through ALSI into 100,000 shares of common stock, (ii) the extension of the maturity date of the ALSF Note to December 31, 2023, and (iii) the resignation of Mr. Ault as a director and executive officer of our company, the Board agreed that William B. Horne be named our Chairman of the Board and remain in that position for so long as Mr. Ault beneficially owns no less than 5% of the outstanding shares of common stock (for which Mr. Horne will be paid $50,000 per year for his services), and Mr. Nisser remains a member of our Board for so long as Mr. Ault beneficially owns no less than 5% of the outstanding shares of common stock (for no additional remuneration). Additionally, Mr. Ault will hold the position of Founder and Chairman Emeritus and, as such, have the right to nominate an observer to our Board for a period of five years after the closing date of the initial public offering. Immediately following the closing of the initial public offering in June 2021, we entered into a five-year consulting agreement with Mr. Ault under which he will provide strategic advisory and consulting services to us in consideration for annual fees of $50,000. Upon Mr. Ault’s reappointment to the Board in January 2024, the consulting agreement was terminated.

In November 2022, we entered into a marketing and brand development agreement with Hyperscale Data, effective August 1, 2022, whereby Hyperscale Data provided various marketing services over twelve months valued at $1.4 million. We had the right to pay the fee in cash or shares of common stock with a value of $225.00 per share. On November 11, 2022, we elected to pay the fee with 6,222 shares of common stock.

On the January 31, 2024, we entered into a securities purchase agreement with Ault Lending, pursuant to which we agreed to sell to Ault Lending up to 6,000 shares of Series B Preferred Stock and warrants (the “Series B Warrants”) to purchase up to 600,000 shares of common stock in one or more closings. On the Execution Date, we sold 1,220 shares of Series B Preferred Stock and Series B Warrants to purchase 122,000 shares of common stock to Ault Lending, for a total purchase price of $1.22 million, which was paid by the cancellation of $1.22 million of cash advances made by Ault Lending to us between November 9, 2023 and the Execution Date. Each share of Series B Preferred Stock is convertible into such number of Conversion Shares determined by dividing the Stated Value by the Conversion Price. The Series B Preferred Stock votes with the common stock, on an “as-converted” basis, subject to certain limitations as set forth in the Series B Certificate of Designations. The Series B Warrants grant Ault Lending the right to purchase Warrant Shares at the Exercise Price of $12.00 for a period of five years from the Initial Exercise Date.

On March 26, 2024, we sold 780 shares of Series B Convertible Preferred Stock and Series B Warrants to purchase 78,000 shares of common stock with an exercise price of $12.00, for a total purchase price of $780,000. On April 29, 2024, we sold 100 shares of Series B Convertible Preferred Stock and Series B Warrants to purchase 10,000 shares of common stock with an exercise price of $12.00, for a total purchase price of $100,000.

Our accounting and finance department use shared office space within the Costa Mesa offices of Hyperscale Data.

Future Transactions

Our Board has adopted a policy whereby any future transactions between our company and any of our subsidiaries, affiliates, officers, directors, principal stockholders or any affiliates of the foregoing will be on terms no less favorable to us than could reasonably be obtained in “arm’s length” transactions with independent third parties, and any such transactions will also be approved by a majority of our disinterested and independent outside directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of Common Stock as of the Record Date, by: (i) each of our named executive officers; (ii) each of our directors; (iii) all our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding Common Stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of the Record Date. Options to purchase shares of Common Stock that are exercisable within 60 days of the Record Date, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on ________ shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326.

Greater than 5% Beneficial Owners:	Number of shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
Ault Lending, LLC (1)
Hyperscale Data, Inc. (2)

Directors and Executive Officers
Milton C. Ault, III (1) (2) (3)
Stephan Jackman (4)
David J. Katzoff (5)
Henry C.W. Nisser (6)
Kenneth S. Cragun (7)
William B. Horne (8)
Mark Gustafson (9)
Lynne Fahey McGrath, M.P.H., Ph.D. (10)
Jeffrey Oram (11)
Andrew H. Woo, M.D., Ph.D. (11)
All directors and named executive officers as a group (10 persons)

* Less than 1% of outstanding shares.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or Alzamend Neuro. Direct your written request to: Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attn: Secretary.

Stockholders who currently receive multiple sets of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

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PROPOSALS OF STOCKHOLDERS FOR THE 2026 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2026 Annual Meeting, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attention: Corporate Secretary, no later than ___________ (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such annual meeting of stockholders, without any discussion of the matter in the proxy statement.

In addition, our Bylaws contain an advance notice provision that requires that all business proposed by a stockholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a stockholder for a vote at a meeting, the stockholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the stockholder for a vote. The stockholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a stockholder’s notice must be received by the Secretary at least 90 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 120 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s annual meeting, or if we did not hold an annual meeting in the preceding year, then the stockholder’s notice will be considered timely if it is received by the Secretary not later than the close of business on the tenth calendar day following the day on which such notice of the date of the annual meeting was mailed or the date on which public disclosure of the date of the annual meeting was made, whichever first occurs.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder who intends to propose the business, and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class or series and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER MATTERS

The Board knows of no business to be brought before the 2025 Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the 2025 Annual Meeting unless they receive instructions from you with respect to such matter.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024 is available without charge upon written request to: Alzamend Neuro, Inc., 3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326, Attn: Secretary.

By Order of the Board of Directors,

/s/ Stephan Jackman
Stephan Jackman
Chief Executive Officer

March __, 2025

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